AMENDMENT NO. 4 TO

                           SECOND AMENDED AND RESTATED

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 4 ("Amendment") is entered into as of March __, 2002, by and between SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group, Inc., SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Performance Group, Inc. (f/k/a SPAR MCI Performance Group, Inc.), SPAR Marketing, Inc. (DE), SPAR Marketing, Inc. (NV), SPAR Acquisition, Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Inc. and Pivotal Sales Company (each a "Borrower" and collectively, the "Borrowers") and IBJ Whitehall Business Credit Corporation ("Lender").

                                   BACKGROUND

     Borrowers and Lender are parties to a Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 22, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender provides Borrowers with certain financial accommodations.

     Borrowers have requested that Lender waive the net worth covenant for the year ending December 31, 2001 and to amend certain provisions of the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1(A) of the Loan Agreement is amended by adding the following defined terms in their appropriate alphabetical order:

               "Fourth Amendment" shall mean this Amendment No. 4 to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March __, 2002.

               "Fourth Amendment Effective Date" shall mean the date on which all conditions precedent set forth in the Fourth Amendment shall be satisfied.

          (b) Section 12(o) of the Loan Agreement is amended in its entirety to provide as follows;

               "(o) it shall cause to be maintained for Borrowers on a consolidated basis at the end of the fiscal quarter ending December 31, 2001 Net Worth of at least $10,875,000 and it shall increase such Net Worth at the end of each fiscal quarter thereafter by at least an additional $100,000 for each fiscal quarter;"

     3. Waiver. Subject to the conditions precedent set forth in Section 4 below, Lender hereby waives the Events of Default which have occurred as a result of Borrowers' non-compliance with Section 12(o) of the Loan Agreement for the fiscal quarter ending December 31, 2001 to the extent the Net Worth for Borrowers on a consolidated basis at such date was not less than $10,875,000.

     4. Conditions of Effectiveness. This Amendment shall become effective as of the Fourth Amendment Effective Date upon Lender's receipt of: (i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by the Guarantors, and (ii) such other certificates, instruments, documents and agreements as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

     5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

     (b) Upon the effectiveness of this Amendment, such Borrower hereby reaffirms that all continuing covenants, representations and warranties made in the Loan Agreement, to the extent the same are not amended hereby, are true and correct in all material respects and agrees that all such continuing covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, excluding, however, those events subject to an express written waiver or consent from us or those expressly permitted or not prohibited by the covenants, provided, however, that any representation or warranty incorporating schedules speak only as of the Closing Date, subject to Borrower's obligation under Section 12(m) of the Loan Agreement to notify Lender of certain occurrences or events.

     (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment, excluding, however, those events subject to an express written waiver or consent from us.

     (d) As of the date hereof, Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

     6. Effect on the Loan Agreement.

     (a) Upon the effectiveness of this Amendment hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.


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

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

[SIGNATURE PAGES TO FOLLOW]


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

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                 SPAR MARKETING FORCE, INC.
                                 SPAR, INC.
                                 SPAR/BURGOYNE RETAIL SERVICES, INC.
                                 SPAR INCENTIVE MARKETING, INC.
                                 SPAR TRADENAMES, INC.
                                 SPAR PERFORMANCE GROUP, INC.
                                 SPAR MARKETING, INC. (DE)
                                 SPAR MARKETING, INC. (NV)
                                 SPAR ACQUISITION, INC., as Borrowers


                                 By:
                                    -------------------------------------
                                    Name:    Charles Cimitile
                                    Title:   Chief Financial Officer of
                                             each of the foregoing entities


                                 PIA MERCHANDISING CO., INC.
                                 PACIFIC INDOOR DISPLAY CO., INC.
                                 PIVOTAL SALES COMPANY
                                 SPAR GROUP, INC., as Borrowers


                                 By:
                                    -------------------------------------
                                    Name:    Charles Cimitile
                                    Title:   Chief Financial Officer of
                                             each of the foregoing corporations


                                 IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                 By:
                                    -------------------------------------
                                    Name:
                                    Title:

CONSENTED AND AGREED TO:


---------------------------------
Robert G. Brown, a Guarantor


---------------------------------
William H. Bartels, a Guarantor


PIA MERCHANDISING LIMITED,
a Guarantor

By:
   ------------------------------
   Name:   Charles Cimitile
   Title:  Chief Financial Officer